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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 22, 1999 relating to the financial statements, which appears in Vastar Resources, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the references to us under the heading "Experts" in such Registration Statement.



                                              /s/ PricewaterhouseCoopers LLP

Houston, Texas
May 26, 1999